Exhibit 99.2

AMENDED AND RESTATED Charter of the Conversion Exploration

Committee of TEXAS PACIFIC LAND TRUST

As adopted by the Trustees, effective July 30, 2019

A. Purpose

The Conversion Exploration Committee (the “Committee”) of Texas Pacific Land Trust (the “Trust”) was formed on June 23, 2019 by the Trustees of the Trust (the “Trustees”). The Committee is governed by this charter (this “Charter”).

The purpose of the Committee is to assist the Trustees in their evaluation, from a corporate, corporate governance, tax, accounting and business perspective, of whether the Trust should be converted into a C-corporation or, in the alternative, whether the Trust should remain a business trust (with potential amendments to the Trust’s Declaration of Trust dated February 1, 1888).

Due to the legal obligations of the Trustees as fiduciaries, the Committee’s recommendation will be non-binding on the Trustees.

B. Composition

The Committee shall be comprised of a maximum of seven members. The members of the Committee shall be: (i) John R. Norris III; (ii) David E. Barry; (iii) General Donald G. Cook, USAF (Ret.); (iv) Dana McGinnis; (v)  Eric Oliver; (vi) Murray Stahl; and (vii) Craig Hodges. The Committee members shall serve for so long as the Committee is in existence or until their earlier resignation or death, in which case the remaining members of the Committee shall as promptly as practicable select a replacement with the approval of five Committee members then serving and consent of the Trustees (such consent not to be unreasonably withheld, delayed or conditioned). Mr. Norris and Mr. Barry shall serve as co-chairmen of the Committee (“Co-Chairmen”). The Co-Chairmen shall coordinate all their activities in consultation with other Committee members. The Committee may remove any member of the Committee (other than the Trustees) with the affirmative vote of five of the other Committee members if the Committee determines, in good faith, that reason exists to remove such member.

C. Meetings

The Committee shall meet with such frequency and at such intervals as the Committee determines necessary to carry out its duties and responsibilities. The Co-Chairmen shall convene a meeting at the discretion of the Co-Chairmen or upon the request of any two of the Committee members. Notice of the time, date and place or means of all meetings of the Committee shall be provided to each Committee member as further provided herein by the Co-Chairmen (or a person to whom the Co-Chairmen delegates the task of providing notice). The Committee shall meet with members physically present or by telephone, video conference or other similar means of remote communication or a combination thereof by which all members participating in the meeting can speak and hear one another, and participation in a meeting in accordance herewith shall constitute attendance at such a meeting.

The Co-Chairmen shall give notice of the time and place of meetings to each member of the Committee (a) in person or by telephone delivered not less than one day before such meeting; or (b) by electronic mail or other electronic means not less than one day before such meeting; provided, however, that if the Co-Chairmen or any of the Trustees determines that it is necessary or advisable to hold a meeting sooner, the Co-Chairmen may prescribe a shorter notice to be given personally or by telephone or electronic mail. Participation by a member in a meeting of the Committee shall constitute agreement that notice has been properly provided. The Co-Chairmen shall provide to the members an agenda in advance of each meeting of the Committee.

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Each member of the Committee shall have one vote. The Committee shall be authorized to take any permitted action only by the affirmative vote of at least five of the seven Committee members at any meeting at which a quorum is present, or by the unanimous written consent of all of the Committee members. Five members of the Committee shall constitute a quorum.

The Committee shall maintain minutes or other records of meetings and activities of the Committee. The meeting minutes and documents shall be maintained by the Co-Chairmen and retained in confidence until the issue being considered is fully concluded, at which point the meeting minutes shall be placed in the Trust’s books and records.

D. Information; Assistance

In furtherance of the Committee’s work, to the extent reasonably requested by the Committee, the Trust shall assist the Committee, including by providing to the Committee all reasonable information and materials in possession of the Trust and by making available to the Committee any officers or employees of the Trust, outside counsel, professional advisors and other persons whose attendance and/or participation the Committee considers necessary or desirable. Notwithstanding the foregoing, for the avoidance of doubt, the Trust shall not be legally obligated to provide the Committee with any information or materials.

E. Conflicts of Interest

The Committee or the Trustees may recuse a Committee member from any specific portion of a Committee meeting and restrict access to communications, documents and other information of the Committee, including access to, and any documents or information prepared by, any of its advisors, but only to the extent the Committee or Trustees reasonably determines on the basis of specific factual information that there is any actual or potential conflict of interest between such member and the Trust with respect to such specific communication, document or information; provided, however, that (x) the Trustees shall not make any such determination without prior reasonable discussion with all Committee members (including the member that they deem to be potentially conflicted), and (y) in the event of such determination, the Committee and Trustees shall take reasonable immediate affirmative steps, with the assistance of the potentially-conflicted member, to resolve the potential conflict and restore full participation of such member in all Committee discussions.

F. Confidentiality; Privilege; Public Disclosure

The Committee shall keep its deliberations and materials strictly confidential in accordance with the Confidentiality Agreement (defined below). As a condition of serving as a member of the Committee, each person invited to serve on the Committee shall execute and deliver to the Trust a confidentiality agreement in the form attached hereto as Exhibit A prior to such person’s first attendance at a meeting of the Committee (the “Confidentiality Agreement”).

The Committee or the Trustees may recuse a Committee member from any specific portion of a Committee meeting and restrict access to communications, documents and other information of the Committee, including access to, and any documents or information prepared by, any of its advisors, but only to the extent the Committee or Trustees reasonably determine that such Committee member has sought or may seek to undermine any applicable privilege with respect to such specific communication, document or information; provided, however, that (x) the Trustees shall not make any such determination without prior reasonable discussion with all Committee members (including the member that has sought or may seek to undermine such privilege), and (y) in the event of such determination, the Committee and Trustees shall take reasonable immediate affirmative steps, with the assistance of the relevant member, to confirm such member will not seek to undermine any applicable privilege so as to restore full participation of such member in all Committee discussions.. Without the prior written consent of the Trust, no member of the Committee may use any communications, documents or other information obtained as a result of such member’s service on the Committee in any lawsuit, litigation, matter, or other proceeding, nor challenge or waive the determination of any applicable privilege related to any communications, documents or other information related to the Committee.

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Without the prior written consent of the Trust, neither the Committee nor any of its members shall make any public announcements or other disclosures relating to the Committee and its work that has not previously been disclosed, including, but not limited to, discussions, recommendation, work product, and materials. Beginning in September, the Committee shall provide a report of its work to shareholders on a monthly basis provided that the Trustees approve such report (such approval not to be unreasonably withheld). Upon completion of its work, the Committee shall provide a final report to shareholders with the Committee’s recommendations provided that the Trustees approve such report (such approval not to be unreasonably withheld).

G. Compensation; Indemnification

Each member of the Committee who is not a Trustee shall be paid a fixed sum of $8,000 per month for serving as a Committee member, payable on the first of each month in advance, provided that any member of the Committee may waive receipt of such monthly fee. All members shall be reimbursed for their reasonable out-of-pocket expenses in connection with attending meetings of the Committee.

The Trust shall, as long as a member actually serves as a member of the Committee, defend, indemnify and hold such member harmless from and against any and all losses, claims, damages, penalties, judgments, awards, settlements, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by such member in the event that such member becomes a party, or is threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof, relating to such member’s role as member of the Committee. Anything to the contrary herein notwithstanding, the Trust shall not be required to indemnify, defend and hold harmless under this Charter any person for any action taken by such person or on such person’s behalf that occurs prior to the date of this Charter, after the Committee ceased to exist or after such person is no longer a member of the Committee. Nothing herein shall be construed to provide a member of the Committee with indemnification (i) if such member is found to have engaged in a violation of any provision of state or federal law, unless such member demonstrates that such action was taken in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Trust; or (ii) if such member acted in a manner that constitutes gross negligence or willful misconduct. A member of the Committee shall promptly notify the Trust in writing in the event of any third-party claims actually made against such member or known by such member to be threatened if such member intends to seek indemnification hereunder in respect of such claims. In addition, upon delivery of notice with respect to any such claim, the Trust shall promptly assume control of the defense of such claim with counsel chosen by the Trust. The Trust shall not be responsible for any settlement of any claim against any member of the Committee covered by this indemnity without its prior written consent. However, the Trust may not enter into any settlement of any such claim without such member’s consent unless such settlement includes (i) no admission of liability or guilt by such member, and (ii) an unconditional release of such member from any and all liability or obligation in respect of such claim.

H. Term

The Committee shall exist until December 31, 2019, unless the Committee determines that (a) it has fulfilled its purpose prior to such date or (b) it requires more time to fulfill its purpose.

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I. Governing Law

THE CONSTRUCTION AND INTERPRETATION OF THIS CHARTER SHALL BE EXCLUSIVELY GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW RULES. BY JOINING THE COMMITTEE, THE COMMITTEE MEMBERS IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN DALLAS COUNTY, TEXAS, FOR RESOLUTION OF ALL DISPUTES ARISING UNDER THIS CHARTER. BY JOINING THE COMMITTEE, EACH COMMITTEE MEMBER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS HE OR SHE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF THIS CHARTER.

J. Amendments

Amendments to this Charter require the approval of the Committee and the Trustees.

K. Mediation

All members of the Committee agree to promptly confer and, if necessary, submit to mediation in front of a JAMS mediator in Dallas, Texas, within 20 days of any disputes arising out of or relating to this Charter.

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EXHIBIT A TO AMENDED AND RESTATED CHARTER OF THE CONVERSION

EXPLORATION COMMITTEE OF TEXAS PACIFIC LAND TRUST

FORM OF CONFIDENTIALITY AGREEMENT

[●], 2019

[Committee Member Name]

[Address]

[Mr./Ms.][●]:

John R. Norris III and David E. Barry, the trustees (collectively the “Trustees”) of Texas Pacific Land Trust (the “Trust”), have established a conversion exploration committee (the “Committee”) to assist the Trustees in their evaluation, from a corporate, corporate governance, tax, accounting and business perspective, of whether the Trust should be converted into a C-corporation (“Conversion”) or, in the alternative, whether the Trust should remain a business trust (with potential amendments to the Trust’s Declaration of Trust dated February 1, 1888). This letter agreement concerning your confidentiality and other obligations (this “Agreement”), dated as of [●], 2019, is made by and between the Trust and you, in your capacity as a member of the Committee (“you”).

1.	As part of your role as a member of the Committee, you are a consultant regarding conversion, governance, and other matters in accordance with the charter of the Committee (the “Charter”). You have been selected for the Committee in part because of the unique information and expertise you bring to bear on the Trust’s potential Conversion and potential amendments to the Declaration of Trust. You hereby acknowledge and agree to the terms of the Charter and irrevocably and unconditionally waive any and all rights you may have to challenge the Charter, any of its terms or its applicability to the Committee in any Legal Proceeding. Without limiting the generality of the foregoing, you acknowledge and agree that, under the Charter, the Committee or the Trustees may recuse you from any portion of a Committee meeting and restrict access to documents and information of the Committee, including access to any documents or information prepared by any of its advisors. Moreover, you acknowledge and agree that the Trust shall not be legally obligated to provide you with any information or materials under this Agreement. You further acknowledge and agree that service on the Committee, and receipt of any legal advice from legal outside counsel to the Trust (including receipt by the Committee), shall not be grounds to disqualify or challenge Sidley Austin LLP from continuing to represent the Trust and the Trustees in any Legal Proceeding (defined below) related to the Litigation (defined below), this Agreement, any Conversion, the Committee, or any other matter. You likewise acknowledge and agree that service on the Committee shall not be grounds to disqualify or challenge Gibson Dunn & Crutcher LLP from continuing to represent the Investor Group in any Legal Proceeding related to the Litigation, any Conversion or or the Committee.

2.	Upon the terms of, and subject to the conditions in, this Agreement, the Trust and its Representatives (defined below) may provide you with certain confidential information, the disclosure of which could harm the Trust and its subsidiaries. As a condition to your being furnished such information, you agree to treat any communications, documents and other information, whether written or oral, concerning the Committee or the Trust or any of its subsidiaries that is obtained by you as a result of your service on the Committee (such information herein collectively referred to as the “Confidential Information”) in accordance with the provisions of this Agreement. The term “Confidential Information” includes, but is not limited to, all notes, analyses, data, or other documents furnished to you or prepared by you to the extent such materials reflect or are based upon, in whole or in part, the Confidential Information. You will be providing close and continuous assistance not only to the Trustees but also to the Trust’s outside counsel, and Confidential Information further includes information that is subject to attorney-client privilege, the attorney work-product doctrine, or another applicable privilege. The term “Confidential Information” excludes information that is neither subject to attorney-client privilege nor the attorney work-product doctrine nor another applicable privilege, and (a) was within your possession prior to it being furnished to you by the Committee, the Trust, or any of their Representatives provided that such source of such information was not known by you, after reasonably inquiry, to be disclosing such information in breach of a confidentiality agreement with, or other contractual, legal, or fiduciary obligation of confidentiality to, the Trust, or any of its subsidiaries; (b) is or becomes available to you from a source other than the Committee, the Trust or any of their Representatives provided that such source of such information is not known by you, after reasonably inquiry, to be disclosing such information in breach of a confidentiality agreement with, or other contractual, legal, or fiduciary obligation of confidentiality to, the Trust or any of its subsidiaries; (c) is or becomes generally available to the public other than as a result of a disclosure by you or your Representatives in violation of this Agreement; or (d) has been or is independently developed by you without the use of the Confidential Information or in violation of the terms of this Agreement.

3.	You hereby agree that (x) you shall keep the Confidential Information confidential and (y) use the Confidential Information solely for the purposes of the Committee as set forth in the Charter. Without the prior written consent of the Trust, you shall not, directly or indirectly, share any Confidential Information with any other person other than the Trust’s Representatives; provided, however, that you may disclose any of such information to your Representatives who (i) need to know such information for the sole purpose of advising you in connection with the Committee and its work and (ii) executed the undertaking attached hereto as Exhibit A and delivered to the Trust a copy of such executed undertaking prior to such disclosure (except that the requirement of the foregoing clause (ii) shall not apply to your outside counsel); provided, further, that you shall be responsible for any violation of the confidentiality provisions of this Agreement by your Representatives as if they were parties hereto. Without the prior written consent of the Trust, you shall not make, nor shall you permit any of your Representatives to make, directly or indirectly, any public statement about the Committee or its work. You acknowledge and agree that, without the prior written consent of the Trust, you may not, and you may not permit any of your Representatives to, use any Confidential Information in any Legal Proceeding or challenge the determination of attorney-client privilege or any other privilege related to any Confidential Information. Notwithstanding anything contained in this Paragraph, you and your Representatives shall be permitted to refer any inbound inquiry regarding the Committee or any agreements or actions related thereto to the public documents issued by the Trust related to the Committee.

4.	Notwithstanding anything to the contrary provided in this Agreement, in the event you receive a request or are required by deposition, interrogatory, request for documents, subpoena, court order, similar judicial process, civil investigative demand or similar process, or pursuant to a formal request from a regulatory examiner (any such requested or required disclosure, an “External Demand”) or are otherwise required pursuant to applicable law, regulation, or the rules of any national securities exchange (as determined based on advice of your external legal counsel) to disclose all or any part of the Confidential Information, you agree, to the extent permitted by applicable law, to (a) promptly notify the Trust of the existence, terms, and circumstances surrounding such External Demand or other requirement and (b) in the case of any External Demand, cooperate with the Trust, at the Trust’s reasonable request and sole expense, in seeking a protective order or other appropriate remedy to the extent available under the circumstances. In the event that such protective order or other remedy is not obtained or not available or that the Trust waives compliance with the provisions hereof, (i) you may disclose only that portion of the Confidential Information which you are advised by your external legal counsel is legally required to be disclosed, and you shall inform the recipient of such Confidential Information of the existence of this Agreement and the confidential nature of such Confidential Information and exercise reasonable efforts to obtain assurance that confidential treatment will be accorded, and (ii) you shall not be liable for such disclosure, unless such disclosure was caused by or resulted from a previous disclosure by you in violation of this Agreement. For the avoidance of doubt, it is understood and agreed that there shall be no “applicable law,” “regulation,” or “rule” requiring you to disclose any Confidential Information solely by virtue of the fact that, absent such disclosure, you would be prohibited from purchasing, selling, or engaging in derivative or other voluntary transactions with respect to the securities of the Trust or you would be unable to file any proxy materials or tender or exchange offer materials in compliance with Section 14 of the Securities Exchange Act of 1934, as amended or the rules promulgated thereunder (the “Exchange Act”).

5.	You acknowledge that you may receive material non-public information concerning the Trust. You acknowledge that the U.S. securities laws generally prohibit any person who has received material non-public information concerning an issuer from purchasing or selling securities of such issuer and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

6.	Promptly upon request by the Trust, you shall either, at your option, (a) destroy the Confidential Information and any copies thereof, or (b) return to the Trust all Confidential Information and any copies thereof, and, in either case, confirm in writing to the Trust that all such material has been destroyed or returned, as applicable, in compliance with this Agreement; provided, however, that you shall be permitted to retain Confidential Information (x) in accordance with bona fide policies and procedures (such as internal record retention policies, document retention policies, internal audit policies and similar compliance policies) and (y) to the extent necessary to comply with applicable law or to the extent disclosed pursuant to an External Demand. Notwithstanding the destruction or return of Confidential Information, you shall continue to be bound by the obligations contained herein with respect to any Confidential Information until such Confidential Information no longer constitutes Confidential Information pursuant to the terms hereof. You shall not be required to destroy any computer or other electronic hardware or systems, to expunge or erase or render any electronic data irrecoverable which cannot reasonably be expunged or erased, or to disable any existing electronic data backup procedures or archival systems.

7.	You acknowledge and agree that the Trust would be irreparably injured by a breach of this Agreement and that money damages are an inadequate remedy for an actual or threatened breach of this Agreement. Accordingly, you agree to the granting of specific performance of this Agreement and injunctive or other equitable relief as a remedy for any such breach or threatened breach, without proof of actual damages, and further agree to waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies available at law or equity. This provision is a material inducement to the Parties entering into this Agreement

8.	The construction, interpretation, and performance of this Agreement and all transactions UNDER it shall be EXCLUSIVELY governed by the laws of the State of Texas, without giving effect to its conflict of law rules. the Parties hereby irrevocably consent to the exclusive jurisdiction of the federal and state courts located in Dallas County, Texas, for resolution of all disputes between the Parties arising under this Agreement. Each Party hereby irrevocably and unconditionally waives any and all rights it may have to a trial by jury in respect of any legal proceeding arising out of this Agreement.

9.	This Agreement shall terminate at 5:00 P.M. Dallas, Texas time on the date that is twenty-four months after the date the Committee ceased to exist; provided, however, that you shall maintain in accordance with the confidentiality obligations set forth herein any Confidential Information constituting trade secrets for such longer time as such information constitutes a trade secret of the Trust or any of its Affiliates under applicable law; provided, further, that any liability for breach of this Agreement shall survive such termination. Notwithstanding anything to the contrary in this Agreement, the obligations under clause (y) of the first sentence of Section 3 shall expire on the date that is 90 days following the end of the term of the Committee pursuant to Article H of the Charter. No later than 5:00 pm Dallas time on the second business day following such date (the “Cleansing Deadline”), the Trust shall either (i) publicly disclose, by means of a filing on Form 8-K or other periodic report required or permitted to be filed under applicable securities laws, an appropriate summary description of any Confidential Information shared with you hereunder that the Trust determines, based on advice of the Trust’s outside counsel, constitutes material nonpublic information as of such date or (ii) confirm to you in writing that none Confidential Information shared with you hereunder constitutes material nonpublic information as of such date. In the event that the Trust fails to comply with the foregoing obligation by the Cleansing Deadline, then you shall thereafter be permitted to publicly disclose, without liability, an appropriate summary description that reflects any Confidential Information that you in good faith believe constitutes material nonpublic information regarding the Company. In either case, this Agreement, in and of itself, shall not be deemed to impose a restriction on your or your Representatives’ ability to trade securities of the Trust.

10.	As used in this Agreement: (a) the terms “Affiliate” and “Associate” (and any plurals thereof) shall have the meanings ascribed to such terms under Rule 12b-2 promulgated under the Exchange Act; (b) the term “Investor Group” shall mean Eric L. Oliver, SoftVest, L.P., SoftVest Advisors, LLC, Murray Stahl, Horizon Kinetics LLC, Horizon Kinetics Asset Management LLC (f/k/a Horizon Asset Management LLC), Allan R. Tessler, ART-FGT Family Partners Limited, and Tessler Family Limited Partnership; (c) the term “Legal Proceeding” shall mean any lawsuit, claim or other legal proceeding (including any books and records demand); (d) the term “Litigation” shall mean Case 3:19-cv-01224-B Texas Pacific Land Trust et al v. Oliver; and (e) the term “Representatives” shall mean a person’s Affiliates and Associates and its and their respective directors, officers, employees, partners, members, managers, consultants, accountants, attorneys, legal, financial or other advisors, agents and other representatives.

11.	You agree to promptly confer and, if necessary, submit to mediation in front of a JAMS mediator in Dallas, Texas within 20 days of any disputes arising out of or relating to this Agreement, the Confidentiality Agreement, and/or the Charter.

[SIGNATURE PAGES FOLLOW]

Sincerely,

TEXAS PACIFIC LAND TRUST

By:
Name:
Title:

Accepted and Agreed to by:

By:
Committee Member Name:

EXHIBIT A

UNDERTAKING

I hereby certify: (i) my understanding that confidential information is being provided to me pursuant to the terms and conditions of that certain confidentiality agreement entered into between [●] (“[●]”) and Texas Pacific Land Trust (the “Trust”) dated as of July 30, 2019 (the “Confidentiality Agreement”); and (ii) that I have read the Confidentiality Agreement. I understand the terms of the Confidentiality Agreement, I agree to be fully bound by the Confidentiality Agreement, and I hereby submit to the personal jurisdiction of the Federal and State Courts located in Dallas County, Texas (the “Courts”) for purposes of any action, suit or proceeding to enforce the Confidentiality Agreement. I further agree that service of process with respect to any such any action, suit or proceeding to enforce the Confidentiality Agreement may be made upon me by sending, United States certified mail, return receipt requested, a copy of the complaint and summons in such proceeding to [●] at its principal place of business, and that such service of process shall be as effective as if personally served upon me within the State of Texas. I understand that any violation of the terms of this Confidentiality Agreement may be punishable by such relief as deemed appropriate by the Courts. I acknowledge that this undertaking may be enforced directly by the Trust.

Dated:	Signature:

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